Virtus Newfleet High Yield Fund, Virtus Newfleet Multi-Sector Intermediate Bond Fund

and Virtus Newfleet Senior Floating Rate Fund, each a series of Virtus Opportunities Trust

Supplement dated June 19, 2020, to the Statutory Prospectus dated January 28, 2020, as supplemented

IMPORTANT NOTICE TO INVESTORS

In the section of the Statutory Prospectus entitled “More Information About Investment Objectives and Principal Investment Strategies” beginning on page 115, in the subsection applicable to each of Virtus Newfleet High Yield Fund, Virtus Newfleet Multi-Sector Intermediate Bond Fund and Virtus Newfleet Senior Floating Rate Fund, the following disclosure is hereby added immediately above Temporary Defensive Strategy: “The fund also may invest a small percentage of its assets in closed-end funds.”

In the section of the Statutory Prospectus entitled, “Risks Associated with Additional Investment Techniques and Fund Operations” beginning on page 166 of the statutory prospectus, the disclosure is hereby amended to add a row entitled “Closed-End Funds” and an “X” in the table to indicate that such risk disclosure applies to Virtus Newfleet High Yield Fund, Virtus Newfleet Multi-Sector Intermediate Bond Fund and Virtus Newfleet Senior Floating Rate Fund, and the following corresponding risk disclosure is hereby added:

Closed-End Funds

Investing in closed-end funds involves substantially the same risks as investing directly in the underlying instruments, but the total return on such investments at the fund level may be reduced by the operating expenses and fees of such other closed-end funds, including advisory fees. There can be no assurance that the investment objective of any fund in which the fund invests will be achieved. Closed-end funds are subject to the risks of investing in the underlying securities. The fund, as a holder of the securities of a closed-end fund, will bear its pro rata portion of the closed-end fund’s expenses, including advisory fees. These expenses are in addition to the direct expenses of the fund’s own operations. To the extent the fund invests a portion of its assets in investment company securities, those assets will be subject to the risks of the purchased investment company’s portfolio securities, and a stockholder in the fund will bear not only his proportionate share of the expenses of the fund, but also, indirectly, the expenses of the purchased investment company. The market price of a closed-end fund fluctuates and may be either higher or lower than the NAV of such closed-end fund.

•	Discount from Net Asset Value. Shares of closed-end funds frequently trade at a discount from their net asset value. This characteristic is a risk separate and distinct from the risk that net asset value could decrease as a result of investment activities. Whether the fund will realize gains or losses upon the sale of shares of underlying closed-end funds will depend not upon the underlying closed-end funds’ net asset values, but entirely upon whether the market price of the shares at the time of sale is above or below the purchase price for the shares.

•	Leverage Risk. Closed-end funds may employ the use of leverage in their portfolios through the issuance of preferred stock, borrowing from banks or other methods. While this leverage often serves to increase yield, it also subjects a closed-end fund to increased risks. These risks may include the likelihood of increased price and NAV volatility and the possibility that such closed-end fund’s common stock income will fall if the dividend rate on the preferred shares or the interest rate on any borrowings rises. The use of leverage is premised upon the expectation that the cost of leverage will be lower than the return on the investments made with the proceeds. However, if the income or capital appreciation from the securities purchased with such proceeds is not sufficient to cover the cost of leverage or if the closed-end fund incurs capital losses, the return to common stockholders, such as the fund, will be less than if leverage had not been used. There can be no assurance that a leveraging strategy will be successful during any period in which it is employed.

•	Proxy Voting. To comply with provisions of the 1940 Act, on any matter upon which stockholders of a closed-end fund in which the fund has invested are solicited to vote, the fund’s investment adviser will vote such shares in the same general proportion as shares held by other stockholders of such closed-end fund or seek instructions from the fund’s shareholders with regard to the voting on such matter. Compliance with such provisions regarding its voting of proxies may cause the fund to incur additional costs. In addition, if the fund votes its proxies in the same general proportion as shares held by other stockholders, the fund may be required to vote contrary to that which the adviser believes is in the fund’s best interests in light of its investment objective and strategy.

Strategies may be employed by an underlying investment company that, under certain circumstances, has the effect of reducing its share price and the fund’s proportionate interest. These include rights offerings in which the fund does not subscribe. However, the fund would subscribe only when the subadviser believes participation is consistent with pursuing the fund’s investment objective.

Investors should retain this supplement with the Statutory Prospectus for future reference.

VOT 8020/CEFRisks (6/20)